UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2019

WABCO HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33332	20-8481962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Giacomettistrasse 1, 3000 Bern 31, Switzerland 1220 Pacific Dr., Auburn Hills, Michigan	48326-1589
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +41-315-813-300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 30, 2019, WABCO Holdings Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 43,859,753 (85.6%) of the Company’s issued and outstanding common stock held of record as of the close of business on April 5, 2019 were present in person or by proxy at the Annual Meeting. The information below is a summary of the final voting results on the proposals considered and voted upon at the Annual Meeting.

Election of Directors

The following persons were duly elected as directors of the Company for new terms which will expire at the Company’s Annual Meeting of Shareholders in 2022, or until their successors are duly elected and qualified. The table below sets forth the voting results for each nominee:

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes
Jacques Esculier	38,568,870	1,761,221	3,529,662
Thomas S. Gross	32,802,957	7,527,134	3,529,662
Henry R. Keizer	38,202,838	2,127,253	3,529,662

Ratification of Auditors

At the Annual Meeting, the Company’s shareholders ratified the appointment of Ernst & Young Bedrijfsrevisoren BCVBA/Reviseurs d’Entreprises SCCRL as the Company’s independent registered public accounting firm for the year ending December 31, 2019. Set forth below is the result of the shareholder vote on this proposal:

		Votes
Proposal	Votes For	Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2019	43,459,937	375,934	23,882

Advisory Vote To Approve Executive Compensation

At the Annual Meeting, the Company’s shareholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers. Set forth below is the result of the shareholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve, on an Advisory Basis, the Compensation Paid to the Company’s Named Executive Officers	36,514,599	1,625,247	2,190,245	3,529,662

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2019	WABCO HOLDINGS INC.

	By:	/S/ LISA BROWN
	Name:	Lisa Brown
	Title:	Chief Legal Officer & Secretary